Exhibit 99.2

Corporate Presentation April 2021

Forward Looking Statements Statements contained in this presentation regarding matters that are not historical facts are "forward looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Protara may, in some cases, use terms such as “predicts,” “believes,” “potential,” “proposed,” “continue,” “designed,” “estimates,” “anticipates,” “expects,” “plans,” “intends,” “may,” “could,” “might,” “will,” “should” or other words or expressions referencing future events, conditions or circumstances that convey uncertainty of future events or outcomes to identify these forward - looking statements. Such forward - looking statements include but are not limited to, statements regarding Protara’s intentions, beliefs, projections, outlook, analyses or current expectations concerning, among other things: Protara’s business strategy, Protara’s manufacturing and development plans for its product candidates and related interactions with the FDA, ex - U.S. development plans, Protara’s financial footing, the impact of the COVID - 19 pandemic and related governmental responses on Protara’s business and clinical programs. Because such statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward - looking statements. Factors that contribute to the uncertain nature of the forward - looking statements include: risks that Protara’s sales, revenue, expense and other financial guidance may not be as expected, as well as risks and uncertainties associated with: Protara’s development programs, including the initiation and completion of non - clinical studies and clinical trials and the timing of required filings with the FDA and other regulatory agencies; the impact of the COVID - 19 pandemic on Protara’s business, clinical supply chain, clinical trials, and the global economy; general market conditions; changes in the competitive landscape; changes in Protara’s strategic and commercial plans; Protara’s ability to obtain sufficient financing to fund its strategic plans and commercialization efforts; having to use cash in ways or on timing other than expected; the impact of market volatility on cash reserves; the loss of key members of management; and the risks and uncertainties associated with Protara’s business and financial condition in general, including the risks and uncertainties described more fully under the caption "Risk Factors" and elsewhere in Protara's filings and reports with the United States Securities and Exchange Commission. You are cautioned not to place undue reliance on forward - looking statements, which speak only as of the date on which they were made. Protara undertakes no obligation to update any forward - looking statements, whether as a result of the receipt of new information, the occurrence of future events or otherwise, except as required by law. 2

Modernizing and Expediting Development of De-Risked Assets

Lead programs: TARA-002 in Non-Muscle Invasive Bladder Cancer (NMIBC) and Lymphatic Malformations (LMs)

- Cell-based immunopotentiator
- FDA confirmed initial comparability to Japanese predecessor OK-432
- NMIBC clinical development plan in place following Pre-Investigational New Drug (PIND) engagement with FDA
- TARA-002/OK-432 is standard of care in Japan for LMs; completed Phase 2 study in the U.S. with additional clinical study planned to support submission of a BLA; FDA granted TARA-002 Rare Pediatric Disease Designation for the treatment of LMs

Other mid-stage development programs provide diversification and additional growth potential

- IV Choline in intestinal failure associated liver disease (IFALD): Completed End Of Phase 2 dialogue with FDA and aligned on Phase 3 design

Company well funded through anticipated key milestones through early 2023

PROTARA THERAPEUTICS

3

Pipeline Addresses Multiple Indications With High Unmet Need

	PRE-IND	Phase 1	Phase 2	Phase 3
IMMUNOLOGY, ONCOLOGY				
TARA-002 – Lyophilized, inactivated Group A *Streptococcus*				
Lymphatic Malformations (LMs)*				
Non-Muscle Invasive Bladder Cancer (NMIBC)				
HEPATOLOGY, GI, METABOLICS				
IV Choline Chloride for Injection – Phospholipid Substrate Replacement				
Intestinal Failure Associated Liver Disease (IFALD)**,†				
OTHER				
Vonapanitase – Recombinant Human Type 1 Elastase *(phase 1 studies completed in fistula patency and PAD)*				

PROTARA THERAPEUTICS

*TARA-002 Granted Rare Pediatric Disease Designation for the treatment of LMs. OK-432 Granted Orphan Drug Designation by the U.S. FDA for the treatment of LMs, which we believe is applicable under established comparability.
**Granted Orphan Drug and Fast Track Designations by the U.S. FDA
† Phase 1 PK study to be conducted prior to commencing Phase 3

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TARA - 002 LYOPHILIZED, INACTIVATED GROUP A STREPTOCOCCUS PYOGENES

TARA-002: Cell-Based Immunopotentiator with Significant Potential

- TARA-002 is an investigational, genetically distinct strain of *Streptococcus pyogenes* that is inactivated while retaining its immune-stimulating properties
- TARA-002 is manufactured under GMP conditions from the same Master Cell Bank as OK-432[1], once one of the largest selling oncology products in Japan
- FDA has confirmed initial comparability between TARA-002 and OK-432 and path forward to completion of GMP comparability
- Having established initial comparability to OK-432, the extensive data generated by OK-432 will help support TARA-002
- Protara has worldwide rights ex-Japan & Taiwan for TARA-002/OK-432 live cells
inactivated

PROTARA THERAPEUTICS

(1) Marketed in Japan and Taiwan as Picibanil®.
Note: Manufacturing modifications reflect manufacturing to U.S. cGMP standards

6

TARA-002: Mechanism of Anti-Tumor / Anti-Cystic Activity

Th1 Like Anti-Tumor Cytokine Response

Multi-Cytokine Inducer[(1)(2)(3)]

IL-2 IL-6 IL-8 IL-10 IL-12 GM-CSF G-CSF TNF-α IFN-γ



1 Abnormal tissue is exposed to TARA-002
2 Immune cells detect TARA-002 and release inflammatory cytokines
3 Activated immune cells infiltrate the abnormal cells
4 Abnormal cells are destroyed
Macrophage
Neutrophil
Cytokines
Natural killer cell
T cell
TARA-002 (inactivated Strep. pyogenes)
Abnormal cells

PROTARA THERAPEUTICS

(1) Fujimoto T., et al. J Immunol. 1997: 5619.
(2) Ryoma Y, et al. Anticancer Res. 2004; 3295-3298.
(3) Zhao H, et al. Microbiol. Immunol. 1994; 183-190.

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OK-432: Human Efficacy Data in Multiple Indications

OK-432 has been approved (ex-US) or studied in multiple indications

APPROVED INDICATIONS IN JAPAN[1]

- **Lymphangiomas (Lymphatic Malformations)**
- Gastric cancer combo with chemo (post-operative)
- Primary lung cancer combo with chemo
- Reduction of ascites in gastrointestinal cancer
- Reduction of pleural effusion in lung cancer
- Unresponsive head, neck & thyroid cancer

OK-432 CLINICAL RESEARCH CONDUCTED IN:

- **Non-Muscle Invasive Bladder Cancer**
- Ovarian cancer
- Malignant mesothelioma
- Pancreatic cancer
- Esophageal cancer
- Oral squamous cell cancer
- Hepatocellular cancer
- Ranula
- Thyroglossal cysts
- Pleurodesis
- Seroma
- Symptomatic lymphocele
- Auricular hematoma

PROTARA THERAPEUTICS

(1) Full Prescribing Information. Chugai Pharmaceuticals. 2016

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TARA - 002 NON - MUSCLE INVASIVE BLADDER CANCER (NMIBC)

TARA-002 in NMIBC: Profile Supports Potential in NMIBC

Similar mechanism to BCG, notable patient experience in Asia and manufacturing advantages

- Prompts a predominantly Th1 type cytokine response
- Mechanistically similar to Bacille Calmette-Guérin (BCG)



MOA Generally Similar to BCG
Manufacturing Advantages
Modality Familiar with Physicians
Promising Existing Clinical Data

- State-of-the-art U.S. manufacturing facility
- TARA-002 manufacturing process supported by 40 years of production history of OK-432

- Urologists have been using an attenuated bacteria, BCG, as immunotherapy for decades
- Intravesical administration is preferred clinical approach among urologists[1]

- ~150 NMIBC patients tested with OK-432 demonstrated promising results[2]
- Treatment generally well tolerated

PROTARA THERAPEUTICS

(1) Market Research Conducted by Protara Therapeutics
(2) Study references available by request
Note: OK-432 is not approved for NMIBC

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Clinical Evidence of OK-432 Provides Strong Rationale for Development of TARA-002 in NMIBC

Data across multiple investigator-initiated studies in ~150 NMIBC patients treated intravesically shows that OK-432:

- Was generally well-tolerated, with safety and tolerability observed across a range of doses
- Demonstrated treatment effect and lower rates of recurrence vs. control group, including in the randomized, controlled setting

PROTARA THERAPEUTICS

11

12 BCG Shortage Causes Significant Impact on Care Shortage has prompted major urological associations to issue g u i d a n ce on p a t i e n t m a n a g e m e n t (1) “…remain extremely concerned about this shortage and its effects on the care of bladder cancer patients…” - Joint Statement on BCG Shortage, Feb 2019 “ I s e e pa t i en t s eve ry w ee k w hos e tr ea tm e n t d ec i s i o n s a re a ff ec t e d b y the BCG shortage …sometimes I just recommend moving patients more quickly to cystectomy because we don’t have any better options available. ” - Academic Hospital Urologist Dose rationing and resorting to less desirable treatment options are impacting patient care (2) BCG shortages begin after Sanofi lab is shut down due to mold infractions Sanofi production of B C G r e s u m es Merck announces anticipated BCG supply constraints despite expanding capacity 2012 2020 2013 201 4 2015 2016 2017 Sanofi announces discontinuation of TheraCys BCG; Merck becomes sole US provider of BCG Merck announces shortages of Tice strain of BCG = BCG Shortage 2018 2019 US Urologists are continuing to ration BCG doses and adjust treatment decisions due to shortage Merck announces plans to construct new facility to expand BCG manufacturing. Facility could take 5 - 6 years to construct. (1) AUA/SUO Joint Guideline: Published 2016; Amended 2020 (2) M a r k et R e s ea rc h C o n d uc ted b y P r ota r a T h e r a p e u ti c s

NMIBC Represents the Most Common Form of Bladder Cancer

Bladder Cancer in the US

6th ***most prevalent cancer*** in the U.S.[1]

4x more likely to be diagnosed in **men**[2]



9 in 10 are **age 55+**[1]



High rate of recurrence with 3-year rate estimated at up to **80%**[3]

NMIBC makes up **~80%** of all bladder cancer with **~65,000 diagnosed per year** in the U.S.[4]

NMIBC patients are treated by a **urologist**

Significant increase in **recurrence, progression** & an escalated number of patients needing **cystectomies**[5]

PROTARA THERAPEUTICS

(1) National Cancer Institute. SEER Bladder Cancer – Stat Facts. Accessed February 5, 2021.
(2) Saginala, K. et al. Med Sci. 2020.
(3) Campbell Walsh 11th edition, Elsevier.
(4) Anastasiadis et al. Therapeutic Advances in Urology, 2012.
(5) Ourfali, S. et. al. European urology focus, 2019.

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Current Standard of Care Highlights High Unmet Need for Patients



Under Urologist Care
Initial Presentation
Present to PCP:
• Blood in urine
• Bladder irritation
Referral & Testing
Urologist tests:
• CT scan
• Cytology
• Cystoscopy
TURBT
Diagnose, Stage & Grade
High Grade
Treatment
Prescribe BCG
Recurrence
Up to 8/10 recur in 3 years[1]
Repeat TURBT
Cystectomy
Bladder Removal
Intravesical Agents
Experimental Agents in Development
IV Treatment
Transfer to Medical Oncologist
• Checkpoint inhibitors
Primary care / PCP
Urologist
Medical Oncologist

(1) Campbell Walsh 11th edition, Elsevier.

PROTARA THERAPEUTICS

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TARA-002 in NMIBC: Overview of U.S. NMIBC & Target Population

NMIBC is categorized and treated based on risk stratification, determined by combination of tumor grade, stage, size, recurrence history and focality

Initial Protara targeted incident patient population:
~30K (1)(2)(3) Patients with High Grade NMIBC who are candidates for immunotherapy

80K Patients Diagnosed with Bladder Cancer Annually[1]
65K Patients with NMIBC [2]

5% Metastatic
15% Locally Advanced
80% NMIBC [2]

Grading	Risk Stratification[4]	Treatment Guidelines	Goal of Treatment
45% High Grade [1][3]	High Risk	TURBT + **BCG**	1) Prevent Progression 2) Prevent Cystectomy 3) Prevent Recurrence
(4)	Intermediate Risk	Mix of TURBT + Chemo/BCG	
55% Low Grade [1][3]	Low Risk	TURBT + Chemo	

PROTARA THERAPEUTICS

(1) National Cancer Institute, SEER Cancer Stat Facts: Bladder Cancer, 2019
(2) Anastasiadis et al. Therapeutic Advances in Urology, 2012
(3) Market Research Conducted by Protara Therapeutics
(4) American Urological Association risk stratification classifies some high-grade tumors as intermediate risk

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TARA - 002 LYMPHATIC MALFORMATIONS (LM S )

TARA-002 in LMs

Lymphatic Malformations

Rare, non-malignant lesions consisting of dilated, lymphatic fluid-filled sacs caused by abnormal development of the lymphatic endothelial system[1]

Epidemiology

Epidemiology: incidence of lymphatic malformations is ≈1,400-1,800 LM cases per year[2]

Current Treatment Options

Current treatment options include surgical excision with high complication (33%) and recurrence (55%) rates[3] as well as off-label use of sclerosants

FDA Granted Pediatric Rare Disease Designation

Majority of LMs present at birth (65-75%) or by age 3 (80-90%) during active lymphatic growth period[3]



PROTARA THERAPEUTICS

(1) Brouillard P, et al. J Clin Invest. 2014;124:898-904.
(2) Internal company estimates
(3) Ha J, et al. Curr Ped Rev. 2014;10:238-248.

17

18 1 2 3 4 TARA - 002 in LMs: Regulatory Path Plan to initiate clinical study in pediatric LMs patients following alignment with FDA on study design Completed Phase 2 study of OK - 432 in U.S. supports treatment effect with support for strong safety profile In April 2021, received feedback from FDA requesting additional clinical work to evaluate the safety and efficacy of TARA - 002 in LMs Plan to complete confirmatory large scale GMP manufacturing comparability and update IND with this information

Before A f t er 19 OK - 432 in LMs: Clear Evidence of Biologic Activity in Patients Before A f t er P r ota r a T h e r a p e u ti c s data on f i le

OK-432 in LMs: Robust Results of Completed Phase 2 Study[(1)] in U.S.

69% CLINICAL SUCCESS‡ IN IMMEDIATE TREATMENT GROUP 6 MONTHS AFTER ENROLLMENT

ITT: Observations 6 Months After Enrollment


69%
P < 0.0001
7.5%
Immediate Treatment Group (N=110)
Delayed Treatment Group Pre-Treatment** (N=40)

- During this same period, 7.5% of patients in the delayed treatment group experienced spontaneous regression of LM
- Treatment: 1-4 injections at 8-week intervals max of 0.2mg/session (2KE)

84%* CLINICAL SUCCESS‡ IN PATIENTS WITH MACROCYSTIC LESION TYPES

Complete or Substantial Response by Radiographically Confirmed Lesion Type**


84%
22%
62%
60%
32%
28%
0%
Complete Response
Substantial Response
Macrocystic Lymphangiomas (n=77)
Mixed (n=47)
Microcystic Lymphangiomas (n=14)

- Patients with radiographically confirmed macrocystic lesions had the greatest chance for clinical success
- In those patients with mixed lesions, clinical success was still achieved

PROTARA THERAPEUTICS

‡ Clinical Success was defined as complete or substantial response
*Reflects data prior to dosing with OK-432. After dosing, the clinical success rate was 66%, which was not statistically different from the Immediate Treatment Group
**Results were analyzed by lesion type across all treatment groups
(1) Results based on retrospective analysis of source verified data that included the full dataset of subjects enrolled in the P2 randomized study between January 1998 and August 2005, including data in the published study (Smith et al. 2009) which included subjects enrolled between January 1998 and November 2004.

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*Results based on retrospective analysis of source verified data that included the full dataset of subjects enrolled in the P2 randomized study between January 1998 and August 2005, including data in the published study (Smith et al. 2009) which included subjects enrolled between January 1998 and November 2004. Safety Profile* ▪ Most common AEs with treatment were local injection site reactions, fever, fatigue, decreased appetite, with resolution within two weeks ▪ Treatment emergent SAEs related to OK - 432: reported in 4.1% of patients, with the most severe events being airway obstruction and facial paralysis due to massive swelling post - injection that required tracheostomy and hospitalization. Both of these events were reported as resolved. ▪ One SAE related to OK - 432 led to discontinuation: Proptosis of the eye ▪ One SAE not related to OK - 432 led to death: Death due to tracheotomy tube obstruction OK - 432 in LMs: Compelling Safety Record 21

IV CHOLINE CHLORIDE INTESTINAL FAILURE ASSOCIATED LIVER DISEASE (IFALD)

IV Choline in IFALD: Late-stage Opportunity for an Unmet Medical Need

An Essential Molecule in Several Metabolic Processes


H3C
CH3
N+
H3C
OH

Patients dependent on Parenteral Nutrition (PN) cannot absorb sufficient levels of choline. Data confirms that choline deficient diets results in steatosis and cholestasis[1]

Clinical History Supporting Choline Substrate Replacement in IFALD (intestinal failure associated liver disease) Patients

A Phase 2 study demonstrated the clinical potential of choline substrate replacement therapy by reversing certain hallmark pathologies of IFALD[1]

Strong Market Opportunity with Potential to Expand Addressable Patients

Prevalence of patients on PN 79/million[2]; recent Medicare diagnosis data suggests ≈ 5,000 IFALD patients[3]

Clear Regulatory and Clinical Path Forward

FDA designations (Orphan Drug Designation, Fast Track Designation) combined with encouraging feedback from End of Phase 2 meeting for Phase 1 PK study followed by Phase 3 trial

PROTARA THERAPEUTICS

(1) Buchman A, et al. JPEN. 2001;5:260-268.
(2) Mundi M, et al. ASEPN. 2017;32:799-805.
(3) Internal Protara market research

23

IV Choline in IFALD: Informative Clinical History

A significant body of supportive evidence across 4 studies

1994 - IV PK Study[2]
n=4 PN patients
1st continuous exposure to IV choline, established safety and 2g dose

2001 - IV Phase 2 RCT[4]
n=15 PN patients
2g dose confirmed, reversal of steatosis, improvement in cholestasis (reduction of ALP*)



1992 - Oral Lecithin Study[1]
n=15 PN patients
Lecithin did not achieve physiologic levels; however did reduce steatosis with moderate ALP* improvement

1995 - IV Pilot Study[3]
n=4 PN patients
IV Choline replacement reversed steatosis, improved other measures of hepatobiliary injury

PROTARA THERAPEUTICS

1) Buchman A, et al. Gastroenterology. 1992;102:1363-1370.
2) Buchman A, et al. Clin Pharmacol Ther. 1994;55:277-283.
3) Buchman A, et al. Hepatol. 1995;22:1399-1403.
4) Buchman A, et al. JPEN. 2001;5:260-268.

* ALP=Alkaline phosphatase

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IV Choline in IFALD: Multi-Center Phase 2a POC Study

Randomized, Controlled Study Design & Objective

IV CHOLINE REPLACEMENT PROOF OF CONCEPT STUDY[1]	
Study Design	Randomized Double-blind Phase 2 Trial
Subjects	15 (9 per protocol)
Age	>16 years old
PN Requirement	Greater than 80% of all nutrient requirements supplied by PN
Randomization	1:1 Usual PN or PN + 2g IV choline/Day
Duration of Treatment	24 Weeks
Visits	Weeks 2,4,6,12,16, 20, 24
Follow up	Week 34
Dose	2g Choline Chloride QD in PN solution

- The IV Choline Chloride replacement proof-of-concept, randomized study did not have pre-specified endpoints
- The primary objective of the study was to determine if IV Choline Chloride substrate replacement would reverse hepatic steatosis and improve liver function in patients receiving long-term parenteral nutrition (PN)

PROTARA THERAPEUTICS

1) Buchman A, et al. JPEN. 2001;5:260-268.

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IV Choline in IFALD : Phase 2 Results

Improvement in Steatosis and Cholestasis

CLINICALLY MEANINGFUL IMPROVEMENT IN STEATOSIS

At Baseline


R
L

After 24 Weeks


R
L

CHOLESTASIS IMPROVEMENT: ALL PATIENTS*(1)


Placebo
Choline Chloride
n=14ǂ (7 active; 7pbo)
LS Means (+/- stderr) of change from Baseline of ALP (U/L)
400
350
300
250
200
150
100
50
0
-50
-100
-150
-200
p= 0.6500
p= 0.0764
p= 0.0565
p= 0.0081
p= 0.0050
p= 0.0069
p= 0.0052
p= 0.0016
2
4
6
12
16
20
24
34
Assessment Week
Choline D/C'd

*Mixed model for repeated measurement (MMRM) method used

ǂA placebo subject was excluded from all analyses due to likely IV contrast-induced imaging abnormalities, confirmed by independent radiologist

PROTARA THERAPEUTICS

(1) Protara Therapeutics re-analysis of patient CRF's, data on file

26

27 IV Choline in IFALD: Prevalence Study Prevalence study underway to enhance understanding of the patient population DESIGN Retrospective, observational study of patients in both academic & community settings POPULATION Patients dependent on PN for 6 or more months OBJECTIVE Understand presence/incidence of liver disease in this population to enhance value of development potential QUESTIONS How many individuals currently on service have been dependent on PN for 6 or more months? What percentage of these have elevated ALP levels (> 1.5x ULN) as an indicator of liver disease?

Su mm a r y

Building Momentum in 2021

LMs: Rare Disease Opportunity	• 2H'21: Complete confirmatory GMP scale up and comparability • 2H'21: Agree with FDA on design of additional clinical study • 2H'21: File for Breakthrough Therapy Designation / Fast Track Status
NMIBC: Significant Market Potential	• 1H'21: Complete nonclinical studies (tox, MOA, immunogenicity) • 2H'21: File IND • Late 2021: Initiate Phase 1 study*
IV Choline: Late-Stage Pipeline Opportunity	• 2H'21: Complete prevalence study to better characterize epidemiology of IFALD
Financials: Estimated funding through early 2023	• $169M as of December 31, 2020 • 19.2M Common Share Equivalents:11.2M Common + 8.0M Preferred on as-converted basis as of December 31, 2020

*Subject to acceptance of IND filing

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Corporate Presentation April 2021